U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 12, 2003
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                        ACTIVE LINK COMMUNICATIONS, INC.
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               (Exact Name of Registrant as Specified in Charter)

     Commission file number:  0-30220

                   Colorado                             84-0917382
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      (State or other jurisdiction          (I.R.S. Employer Identification No.)
      of incorporation or organization)

     1840 Centre Point Drive, Naperville, IL                      60563-9364
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     (Address of principal executive offices)                     (Zip Code)

                                 (630) 955-9755
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               Registrant's telephone number, including area code


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                    Information to be Included In the Report

Item 5.  Other Events and Regulation FD Disclosure.

The management of Active Link Communications, Inc.( the "Registrant") and its wholly-owned operating subsidiary, Mobility Concepts, Inc., have determined to cease active business operations of the companies and efforts to obtain additional financing. During the past several months, expenditures have been reduced and attempts have been made to obtain debt arrangements with creditors and substantial funding. Although progress was made with many creditors and bridge type financing was provided, the limited financing has been expended, the substantial ongoing funding necessary for continuation of operations has not been obtained and there appear to be no feasible prospects for such funding. The Registrant expects to file for Chapter 7 bankruptcy within the next few days with the few assets available to be distributed to secured creditors in partial satisfaction of the debts owed to them.

                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Active Link Communications, Inc.
                                           --------------------------------
                                           (Registrant)


Date: September 12, 2003                   /s/ Timothy Ells
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                                           Timothy Ells
                                           President and Chief Executive Officer